SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 23, 2010

CHINA ORGANIC AGRICULTURE, INC.
-----------------------------
(Exact Name of Registrant as Specified in its Charter)

Florida	000-52430	20-3505071
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Dalian City, Zhongshan District, Youhao Road
Manhattan Building #1, Suite # 1511
Dalian City, Liaoning Province, P.R. China
(Address of principal executive offices)

(707) 709-2321
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Form 8-K filed on March 24, 2010, on March 23, 2010, China Organic Agriculture, Inc. (the “Company”), through Ankang Agriculture (Dalian) Co., Ltd. (“Dalian”), an indirect wholly owned subsidiary, completed the acquisition of 1,800,000 shares, representing approximately 60% of the capital stock, of Changbai Mountain Protection Zone Changbai Gongfang Ecoproducts Co., Ltd. (referred to as Changbai Eco-Beverage Co., Ltd. in the Form 8-K initially filed) (“Changbai”) from Mr. Hongjun Ma for $10,250,403 (70 Million RMB). The variation in the name of Chanbai is the result of the translation from Chinese to English.

Changbai produces a variety of products from blueberries grown in the Mountain Changbai region of Northeast China, including blueberry wines, blueberry beverages, blueberry food products such as jam, jelly, preserves and cakes, and blueberry healthcare products.  Changbai also produces honey and other products from locally grown herbs and fruits. Changbai sells its products primarily through over 50 franchisees and retail chains.

The Company is filing this amendment to file the information relating to the acquisition of Changbai required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Changbai for the year ended December 31, 2009 and for the period from May 7, 2008 (inception) through December 31, 2008 are annexed hereto as Appendix A.

(b)	Pro forma financial information.

The proforma financial information giving effect to the acquisition of Changbai is annexed hereto as Appendix B.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ORGANIC AGRICULTURE, INC.

Dated: June 8, 2010	By:	/s/ Bo Shan
Bo Shan
Chief Financial Officer
(Principal Executive Officer)

Appendix A

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS' REPORT

YEAR ENDED DECEMBER 31, 2009
AND THE PERIOD FROM MAY 7, 2008
(DATE OF INCEPTION) TO
DECEMBER 31, 2008

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

TABLE OF CONTENTS

Independent Auditors' Report	1
Financial Statements	
Balance Sheets	2
Statements of Operations	3
Statements of Cash Flows	4
Statement of Stockholders' Equity	5
Notes to Financial Statements	6-11

ACSB Acquavella Chiarelli, Shuster, Berkower & Co., LLP

517 Route One
Iselin, New Jersey 08830
732. 855.9600
Fax:732.855.9559
www.acsbco.com

Certified Public Accountants and Advisors

One Penn Plaza, 36th Floor
New York, NY 10004
212.867.1319

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of
Changbai Mountain Protection Zone Changbai Gongfang Eco-Products Co., Ltd.

We have audited the accompanying balance sheets **of Changbai Mountain Protection Zone Changbai Gongfang Eco-Products Co., Ltd.** as of December 31, 2009 and the period from May 7, 2008 (date of inception) to December 31, 2008 and the related statements of operations, stockholders' equity and cash flows for the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of **Changbai Mountain Protection Zone Changbai Gongfang Eco-Products Co., Ltd.** as of December 31, 2009 and 2008, and the results of their operations and their cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ ACQUAVELLA, CHIARELLI, SHUSTER, BERKOWER & CO., LLP

Iselin, NJ 08830
June 7, 2010

New York • New Jersey • Cayman Islands

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

BALANCE SHEETS

	December 31, 2009 and 2008	
	2009	2008
ASSETS		
Current Assets		
Cash	$ 516,355	$ 405,964
Accounts receivable	840,246	404,104
Inventory	2,293,794	720,714
Other current assets	12,549	35,015
Total Current Assets	3,662,944	1,565,797
Property, plant & equipment, net of accumulated depreciation	509,621	284,219
Total Assets	$ 4,172,565	$ 1,850,016
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts payable and accrued expenses	$ 125,597	$ 126,475
Income taxes payable	189,488	148,799
Other taxes payable	89,107	69,888
Total Current Liabilities	404,192	345,162
Stockholders' Equity		
Contributed capital	437,688	437,688
Other comprehensive income	518	(3,516)
Retained earnings	3,330,167	1,070,682
Total Stockholders' Equity	3,768,373	1,504,854
Total Liabilities and Stockholders' Equity	$ 4,172,565	$ 1,850,016

See accompanying notes to financial statements.

2

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2009 and the Period from May 7, 2008
(Date of Inception) to December 31, 2008

	Year Ended December 31, 2009	May 7, 2008 (Date of Inception) to December 31, 2008
Sales	$ 7,466,701	$ 3,797,023
Cost of sales	(4,268,293)	(2,270,272)
Gross profit	3,198,408	1,526,751
Selling, general, and administrative expenses	(187,025)	(99,556)
Income from operations	3,011,383	1,427,195
Interest income, net	1,263	381
Income before income taxes	3,012,646	1,427,576
Provision for income taxes	(753,161)	(356,894)
Net income	2,259,485	1,070,682
Accumulated other comprehensive income		
Foreign currency translation adjustment	4,034	(3,516)
Net comprehensive income	$ 2,263,519	$ 1,067,166

See accompanying notes to financial statements.

3

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

STATEMENT OF STOCKHOLDERS' EQUITY

Year Ended December 31, 2009 and the Period from May 7, 2008 (Date of Inception) to December 31, 2008

	Contributed Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Contributed capital	$ 437,688	$ -	$ -	$ 437,688
Net income	-	-	1,070,682	1,070,682
Foreign currency translation adjustment	-	(3,516)	-	(3,516)
Stockholders' equity, December 31, 2008	437,688	(3,516)	1,070,682	1,504,854
Net income	-	-	2,259,485	2,259,485
Foreign currency translation adjustment	-	4,034	-	4,034
Stockholders' equity, December 31, 2009	$ 437,688	$ 518	$ 3,330,167	$ 3,768,373

See accompanying notes to financial statements.

4

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

STATEMENTS OF CASH FLOWS

Year Ended December 31, 2009 and the Period from May 7, 2008 (Date of Inception) to December 31, 2008

	Year Ended December 31, 2009	May 7, 2008 (Date of Inception) to December 31, 2008
Cash flows from operating activities		
Net income	$ 2,259,485	$ 1,070,682
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization	31,042	17,335
Increase (decrease) in current assets:		
Accounts receivable	(434,904)	(402,771)
Inventory	(1,570,443)	(651,725)
Other current assets	22,541	(34,900)
Increase (decrease) in current liabilities:		
Accounts payable and accrued expenses	(1,192)	126,058
Income taxes payable	40,298	148,310
Other taxes payable	19,035	69,658
Net cash provided by operating activities	365,862	342,647
Cash flows from investing activities		
Capital expenditures	(257,290)	(512)
Net cash used by investing activities	(257,290)	(512)
Cash flows from financing activities		
Contributed capital	-	68,590
Net cash provided by financing activities	-	68,590
Net change in cash	108,572	410,725
Effect of exchange rate changes on cash	1,819	(4,761)
Cash and cash equivalents, beginning of period	405,964	-
Cash and cash equivalents, end of period	$ 516,355	$ 405,964
Supplemental disclosure of cash flow information:		
Cash paid during the year for income tax	$ 712,472	$ 208,095
Cash paid during the year for interest	$ 551	$ 81
Non-cash financing activity:		
Total contributed capital	$ -	$ 437,688
Less: Fixed assets	-	301,042
Less: Inventory	-	68,056
Cash contributions	$ -	$ 68,590

See accompanying notes to financial statements.

5

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION

Changbai Mountain Protection Zone Changbai Eco-Products Co., Ltd ("Changbai" or "Company") was incorporated on May 7, 2008 in the Baishan Street North Pool District of the People's Republic of China ("PRC"). Changbai manufactures and distributes a variety of natural products grown in the Changbai Mountain region of Northeast China, including, but not limited to, blueberry wines, beverages, food products such as jam, jelly, preserves and cakes and healthcare products. Changbai also produces honey and other products from locally grown herbs and fruits. Changbai sells its products primarily through its retail chains.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Translation Adjustments

As of December 31, 2009 and 2008, the accounts of Changbai were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi ("RMB"). Such financial statements were translated into U.S. Dollars in accordance with GAAP with the RMB as the functional currency. All assets and liabilities were translated at the current exchange rate, stockholders' equity is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with GAAP as a component of stockholders' equity. Transaction gains and losses are reflected in the statement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company's operations are carried out in the People's Republic of China. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, disease and other natural events that could impact rice cultivation, limited operating history, foreign currency exchange rates and the volatility of public markets.

6

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed

Accounts Receivable

The Company maintains reserves it judges are required for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. There were no allowances for doubtful accounts at December 31, 2009 and 2008.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. As of December 31, 2009 and 2008 inventory consisted of the following:

	2009	2008
Raw materials	$ 153,897	$ 75,032
Work in process	731,220	88,722
Finished goods	1,408,677	556,960
Total Inventories	$ 2,293,794	$ 720,714

7

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred while additions, improvements and betterments are capitalized. When property, plant and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property, plant and equipment is provided using the straight-line method for all assets with estimated lives of:

Machinery & equipment	5-10 years
Transportation equipment	5 years

Fair Value of Financial Instruments

The Company believes that the carrying amounts reported in the statements of financial position for current assets and current liabilities that qualify as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

Revenue from the sale of goods is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and title has passed. There are no post-shipment obligations, price protection, or "bill and hold" arrangements. Payments received before all of the relevant criteria for revenue recognition are satisfied would be recorded as unearned revenue. At December 31, 2009 and 2008, there was no unearned revenue recorded.

Income Taxes

The Company is subject to the income tax laws of the PRC. Pursuant to the PRC income tax laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 25%.

GAAP requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. There are no timing differences between income tax basis and financial reporting basis for 2009 or 2008.

Tax positions are evaluated and liabilities are established for uncertain tax positions that may be challenged by tax authorities and may not be supportable under examination. Tax positions and liabilities are established in accordance with applicable accounting guidance on uncertainty in income taxes in light of changing facts and circumstances. Based on currently available information, the Company does not believe that a reasonable estimate can be made for the impact if its tax positions are challenged and sustained. Accordingly, no provision has been made for such impact, if any, at December 31, 2009 and 2009.

8

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statement of Cash Flows

In accordance with GAAP, cash flows from the Company's operations are based upon the local currency. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company attempts to control credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts. As a consequence, the Company believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Recent Accounting Pronouncements

In April 2008, the FASB issued ASC Topic 350, "Intangibles-Goodwill and Other", which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Application of this standard did not have a significant impact on the Company's financial statements.

In April 2009, the FASB issued ASC Topic 820, "Fair Value Measurements and Disclosures", which provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and re-emphasizes that regardless of market conditions the fair value measurement is an exit price concept as defined in the standard. The scope of this standard does not include assets and liabilities measured under Level 1 inputs (quoted prices in active markets for identical assets). The standard is applied prospectively to all fair value measurements where appropriate and is effective for the Company's interim and annual periods beginning in the second quarter of fiscal year 2009. The Company's adoption of this above standard did not have a material impact on the Consolidated Financial Statements.

In May 2009, the FASB issued ASC Topic 855, "Subsequent Events", that established general standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued and shall be applied to subsequent events not addressed in other applicable generally accepted accounting principles. This standard, among other things, sets forth the period after the balance sheet date during which management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and the disclosures an entity should make about events or transactions that occurred after the balance sheet date.

9

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In July 2009, the FASB issued standards that established the ASC Accounting Standards Codification (the "Codification") as the single source of authoritative US GAAP for nongovernmental entities. The ASC supersedes all non-SEC accounting and reporting standards that existed at the ASC's effective date, including FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and related literature. The FASB uses Accounting Standards Updates ("ASU") to amend the ASC. The Codification was effective for interim and annual periods ending after September 15, 2009 (i.e., the year ended December 31, 2009 for the Company). The Company early adopted the Codification as of January 1, 2009.

Note 3 – PROPERTY, PLANT & EQUIPMENT

As of December 31, 2009 and 2008, Property, plant & equipment consisted of the following:

	12/31/2009	12/31/2008
Machinery & equipment	302,675	$ 295,042
Office facility	3,742	512
Transportation vehicle	10,384	6,000
Construction in process	241,197	-
Total	557,998	301,554
Accumulated depreciation	(48,377)	(17,335)
Net book value	509,621	$284,219

During the year ended December 31 2009 and the period May 1, 2008 to December 31, 2008, depreciation expense was $31,042 and $17,335, respectively.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after one year of service. In general, all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

10

CHANGBAI MOUNTAIN PROTECTION ZONE
CHANGBAI GONGFANG ECO-PRODUCTS CO., LTD.

NOTES TO FINANCIAL STATEMENTS

Note 5 - INCOME TAXES

The Company is subject to the Income Tax Laws of the PRC. The provisions of $753,161 and $356,894 for the year ended December 31, 2009 and period from May 1, 2008 to December 31, 2008, respectively, pertain to PRC taxes. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is now at a statutory rate of 25%.

The reconciliations of the PRC statutory tax rate to the effective tax rate for the year ended December 31, 2009 and period from May 1, 2008 to December 31, 2008 are as follows:

	2009	2008
PRC Statutory Tax Rate	25%	25%
Other	- 0 -%	- 0 -%
Effective Tax Rate	25%	25%

Note 6 – COMMITMENTS

The Company leases facilities and equipment under operating leases. Rental expense was $8,771 and $5,817 for the year ended December 31, 2009 and the period from May 1, 2008 to December 31, 2008, respectively. The Company has no material future minimum obligations as of December 31, 2009.

Note 7 – CONCENTRATIONS

In 2008, the Company purchased 12.4% of its materials from one supplier. No suppliers accounted for greater than 10% of purchases.

In 2009 and 2008, the Company purchased 74.6% and 66.4%, respectively, from local farmers. Although none of the farmers individually account for greater than 10% of purchases, the Company does not have written long-term supply contracts with any farmer. If the farmers become unable to provide materials in the quantities required, the Company may have difficulties identifying new suppliers and thus, have the inability to produce certain products.

Note 8 – SUBSEQUENT EVENTS

On March 23, 2010, 60% of the outstanding shares of the Company were acquired by China Organic Agriculture, Inc.

For the year ended December 31, 2009, the Company has evaluated subsequent events for potential recognition and disclosure through June 7, 2010, the date the financial statements were available to be issued.

11

Appendix B

China Organic Agriculture, Inc. and Subsidiaries

 Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Period Ended December 31, 2008

		Changbai - May 7,
		2008 (inception of
		Operations) to
	CNOA - 2008	December 31, 2008	Total CNOA Pro-forma

Sales	$112,695,908	$3,797,023	$116,492,931

Cost of Sales	(87,329,141)	(2,270,272)	(89,599,413)

Gross Profit	25,366,767	1,526,751	26,893,518

Selling, General and Administrative	(1,743,201)	(99,556)	(1,842,757)

Bad Debt Expense	(12,143)	-	(12,143)

Loss on Impairment	-	-	-

Income from Operations	23,611,423	1,427,195	25,038,618

Gain on Debt Conversion	432,169	-	432,169

Other Income, net	395,408	-	395,408

Interest Expense, net	(541,959)	381	(541,578)

Income from Continuing Operations
Before Taxes	23,897,041	1,427,576	25,324,617

Provision for Income Taxes	(6,975,212)	(356,894)	(7,332,106)

Net Income from Continuing Operations	16,921,829	1,070,682	17,992,511

Discontinued Operations:
Income from ErMaPao, net of tax	934,037	-	934,037
Income Due to Disposal of ErMaPao,
net of tax	934,194	-	934,194
Income from Discontinued Operations	1,868,231	-	1,868,231

Net Income	18,790,060	1,070,682	19,860,742

Less Income Attributable to
Non-Controlling Interest	(1,328,623)	(428,273)	(1,756,896)

Net Income Attributable to CNOA	17,461,437	642,409	18,103,846

Basic and Diluted weighted
Average Shares	58,515,437	n/a	58,515,437

Basic and Diluted Earnings per Share:
Income from Continuing Operations
Attributable to CNOA shareholders	$0.27		$0.31
Income from Discontinued Operations
Attributable to CNOA shareholders	$0.03		$0.03

Total Basic and Diluted Earnings per Share	$0.30		$0.34

China Organic Agriculture, Inc. and Subsidiaries

 Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Period Ended December 31, 2009

	CNOA - 2009	Changbai - 2009	Total CNOA Pro-forma

Sales	$143,856,835	$7,466,701	$151,323,536

Cost of Sales	(106,797,867)	(4,268,293)	(111,066,160)

Gross Profit	37,058,968	3,198,408	40,257,376

Selling, General and Administrative	(3,713,734)	(187,025)	(3,900,759)

Bad Debt Expense	(1,930,568)	-	(1,930,568)

Loss on Impairment	(1,539,403)	-	(1,539,403)

Income from Operations	29,875,263	3,011,383	32,886,646

Gain on Debt Conversion	-	-	-

Other Income, net	1,071,989	-	1,071,989

Interest Expense, net	(1,294,020)	1,263	(1,292,757)

Income from Continuing Operations
Before Taxes	29,653,232	3,012,646	32,665,878

Provision for Income Taxes	(8,446,233)	(753,161)	(9,199,394)

Net Income from Continuing Operations	21,206,999	2,259,485	23,466,484

Discontinued Operations:
Income from ErMaPao, net of tax	-	-	-
Income Due to Disposal of ErMaPao,
net of tax	-	-	-
Income from Discontinued Operations	-	-	-

Net Income	21,206,999	2,259,485	23,466,484

Less Income Attributable to
Non-Controlling Interest	(10,331,078)	(903,794)	(11,234,872)

Net Income Attributable to CNOA	10,875,921	1,355,691	12,231,612

Basic and Diluted weighted
Average Shares	73,157,232	n/a	73,157,232

Basic and Diluted Earnings per Share:
Income from Continuing Operations
Attributable to CNOA shareholders	$0.15		$0.17
Income from Discontinued Operations
Attributable to CNOA shareholders	$-		$-

Total Basic and Diluted Earnings per Share	$0.15		$0.17